EXHIBIT 4.2

                                                      COMMON STOCK

NUMBER                                                SHARES

                            KOS PHARMACEUTICALS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                       SEE REVERSE FOR CERTAIN DEFINITIONS
                                 CUSIP 500648100

THIS CERTIFIES THAT

is the Registered Holder of

         FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR
VALUE, OF

                           KOS PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                            KOS PHARMACEUTICALS, INC.
                                 CORPORATE SEAL
                                      1996

/s/ DANIEL M. BELL                                           /s/ JUAN RODRIGUEZ
PRESIDENT                           FLORIDA                           SECRETARY

                                  [LANDSCAPED]

                          COUNTERSIGNED AND REGISTERED
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR
                           By_________________________

                              AUTHORIZED SIGNATURE

                           (SEE REVERSE SIDE)

                            KOS PHARMACEUTICALS, INC.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT - (Cust) ____________ Custodian (Minor)
______________ under Uniform Gifts to Minors Act (State)

-------------------
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND
TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
[                                             ]

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OR
ASSIGNEE

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shares of the capital stock represented by and within Certificate and does hereby irrevocably constitute and appoint ______________________________________
__________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED ________________________________               SIGNED_____________________

                                                     SIGNED_____________________

                                                     NOTICE: The signature(s) to
                                                     this assignment must
                                                     conform with the name as
                                                     written upon the face of
                                                     the certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatsoever.

IMPORTANT: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A-d15.